Exhibit 99.1

FLEETWOOD ENTERPRISES, INC.

Case #: 09-14254MJ

MONTHLY OPERATING REPORT

Period: January 25, 2009 - February 21, 2010

Fleetwood Enterprises, Inc.

Cash Reconciliation Summary

Case #: 09-14254MJ

21-Feb-10

						RESTRICTED					RESTRICTED
						CASH					CASH
	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
		FHI	FHI	FEI		Cash	FHI	FEI	FEI	FHI	Prepaid
	Per	Cash Collections	Main	Main	Revolver	Collateral	Investment	Investment	Payroll	Payroll	Credit Card
	Reconciliation	14200	27063	27064	FLT00-AR	63587	404875	404850	62771	62795	61059

Balance as of 1/25/09	38,816,917	(0)	39,168	216,865	—	17,411,658	6,340,622	3,430,827	11,334	161	55,654

Receipts	3,909,549	3,553,841	(2,458)	354,345	—	3,715	68	38	—	—	—

Transfers In	33,130,635	—	12,482,859	4,576,865	3,071,093	117,252	10,355,865	—	26,700	—	—

Transfers Out	(33,130,635)	(2,953,841)	(11,501,865)	(3,574,817)	(2,953,841)	(7,052,252)	(1,600,000)	(3,430,865)	—	(161)	—

Disbursements	(2,597,426)	—	(936,585)	(1,562,754)	(117,252)	—	—	—	(20,796)	—	—

Intercompany Transactions		—	—

Other Misc. Adjustments	15,498

Balance as of 02/21/10	40,144,537.99	600,000	81,120	10,504	0	10,480,373	15,096,555	(0)	17,238	0	55,654

Balance from sub schedules	40,144,538	600,000	81,120	10,504	—	10,480,373	15,096,555	(0)	17,238	0	55,654
Variance	—	—	—	0.00	0.00	—	—	—	—	—	—
Variance w/ actual bank bal.	—	—	—	(0.00)	0.00	—	—	—	—	—	—

	RESTRICTED	RESTRICTED		RESTRICTED	RESTRICTED	RESTRICTED	RESTRICTED
	CASH	CASH		CASH	CASH	CASH	CASH
	(M)	(N)	(O)	(P)	(Q)	(R)	(S)
	Control	Utility	AIP	AIP	CAVCO		CMH
	Disburse.	Deposit	Deposit	Deposit	Deposit		Deposit		Variance MOR	Variance	Adjusted
	61412	61059	69758	69550	71799	BofA Escrow	71195	Total	vs. Bank	reclass	Variance	Notes

Balance as of 1/25/09	532,870	201,330	—	—	669,027	10,295,000	62,992	39,267,508	450,591	(450,591)	—	(a)

Receipts	—	—	—	—	—	—	—	3,909,549	—		—

Transfers In	—	—	—	—	—	2,500,000	—	33,130,635	—		—

Transfers Out	—	—	—	—	—	—	(62,992)	(33,130,635)	—		—

Disbursements	—	—	—	—	—	—	—	(2,637,387)	(39,961)	435,093	395,132	(b)

Intercompany Transactions								—	—	—	—

Other Misc. Adjustments								—	(15,498)	15,498	—

Balance as of 02/21/10	532,870	201,330	—	—	669,027	12,795,000	—	40,539,670	395,132	—	395,132

Balance from sub schedules	532,870	201,330	—	—	669,027	12,795,000	—	40,539,670			0
Variance	—	—	—	—	—	—	—	—
Variance w/ actual bank bal.	—	—	—	—	—	—	—	—

Outstanding Checks Roll Forward		Restricted Cash Summary:

Outstanding Checks 1/25/09	440,590.26	Cash Collateral	$10,480,373.07
Total Check Disbursements in Feb-10	982,259.24	Prepaid Credit Card	55,654.44
Cleared Checks from previous periods	(361,668.74)	Control Disbursement	532,869.79
Cleared Checks from current period	(660,551.46)	Utility Deposit	201,329.53
Additional voided checks issued prior to 1/25/09	(5,497.00)	AIP Deposit	—
Outstanding Checks 02/21/10	395,132.30	BofA Escrow	12,795,000.00
Total From I.B p3	395,132.30	CAVCO deposit	669,027.00
	—	Canadian Receipts	—
			$24,734,253.83

NOTE:  Fleetwood has a revolving secured credit facility with a syndicate of lenders lead by Bank of America (BoA).  All of the above accounts are maintained at BofA.  All cash receipts are recorded in account 14200 © and transferred to the revolver account FLT00-AR (F) to the extent there is a balance, with the excess going into either the cash collateral account 63587 (G) or investment accounts (H) of (J).  All disbursements are made through FHI account 27063 (D) or FEI account 27064 (E), depending on if the liability relates to the manufacturing operations (FHI) or Enterprise. We are providing this summary to help with the reconciliations that are represented by forms I.B to I.R in the monthly operating report.  Form I.B is a summary reconciliation that shows all receipts and disbursement activity.  Forms I.C - I.R represent an account analysis based on bank activity.

(a) Roll forward of outstanding checks & interco timing difference from previous period

(b) Current period Outstanding checks should tie to I.B p3

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
Fleetwood Enterprise, Inc.
	Case Number:	09-14254MJ
	Operating Report Number:	11
Debtor(s).	For the Month Ending:	2/21/2010

I. CASH RECEIPTS AND DISBURSEMENTS

B. (GENERAL ACCOUNT*)

1.		TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$—

2.		LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		0.00

3.		BEGINNING BALANCE:		$38,816,916.54

4.		RECEIPTS DURING CURRENT PERIOD:
		Accounts Receivable - Post-filing
		Accounts Receivable - Pre-filing	981,775.00
		General Sales
	Other (Specify)	Expense Reimbursement from AIP
		Sale of Assets	306,000.00
		Non-trade receipts (employee purchases, tax refunds, interest income, etc.)	2,621,774.30

	**Other (Specify)	Jan-10 receipts correction	10,000.80

		TOTAL RECEIPTS THIS PERIOD:		3,919,550.10

5.		BALANCE:		$42,736,466.64

6.		LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
		Transfers to Other DIP Accounts (from page 2)	0.00
		Disbursements (from page 2)	2,591,928.65

		TOTAL DISBURSEMENTS THIS PERIOD:***		2,591,928.65

		UNRECONCILED AMOUNT		0.00

		LOAN REVOLVER BALANCE		0.00

7.		ENDING BALANCE:		$40,144,537.99

8.		General Account Number(s):	06280-14200

		Depository Name & Location:	Bank of America
			675 Anton Blvd., 2nd Floor
			Costa Mesa, CA 92626

*	All receipts must be deposited into the general account.
**

Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
1/25/2010	347538	CARROLL LOREN K	General and Administrative		9,000.00	9,000.00
1/25/2010	347539	HAGAN J MICHAEL	General and Administrative		9,000.00	9,000.00
1/25/2010	347540	PITCHER THOMAS B	General and Administrative		9,000.00	9,000.00
1/26/2010	347541	AETNA INC - MIDDLETOWN	Other (Taxes, Benefits, etc.)		8,230.65	8,230.65
1/26/2010	347542	BULLER TRACEY J	General and Administrative		420.00	420.00
1/26/2010	347543	FLEETWOOD HOMES, INC	General and Administrative		637.50	637.50
1/26/2010	347544	FOWLER ASSOCIATES	General and Administrative		2,100.00	2,100.00
1/26/2010	347545	TRI FIRE CONSULTANTS	General and Administrative		519.20	519.20
1/26/2010	347546	WOLFE SOLUTIONS INC	Professional Fees		8,100.00	8,100.00
1/26/2010	412848	AON RISK INSURANCE SERVICES WEST INC	Other (Operating)		92,413.00	92,413.00
1/26/2010	412849	CHANEY J T	Other Holding Cost		755.04	755.04
1/26/2010	412850	CHAPMAN ROBERT J	Other Holding Cost		500.00	500.00
1/26/2010	412851	CHESAPEAKE RECYCLING	Other Holding Cost		982.40	982.40
1/26/2010	412852	CITY OF RIVERSIDE - CUST SERVICE	Other Holding Cost		1,630.79	1,630.79
1/26/2010	412853	CVILLE ELECTRIC LIGHT & POWER	Other Holding Cost		3,251.52	3,251.52
1/26/2010	412854	GLOBAL EXCHANGE SERVICES	General and Administrative		1,336.58	1,336.58
1/26/2010	412855	HENNIG HERMAN J	Other Holding Cost		150.00	150.00
1/26/2010	412856	INDIANA AMERICAN WATER CO	Other Holding Cost		92.80	92.80
1/26/2010	412857	MARTINEZ SEVERO Z	Other Holding Cost		150.00	150.00
1/26/2010	412858	NIPSCO	Manufacturing Overhead		173.57	173.57
1/26/2010	412859	PHILLIPS MARION L	Other Holding Cost		829.87	829.87
1/26/2010	412860	ROCK JASON C	Other Holding Cost		600.00	600.00
1/26/2010	412861	TAMPA ELECTRIC CO	Other Holding Cost		889.53	889.53
1/26/2010	412862	TRI STATE SECURITY	Other Holding Cost		2,016.00	2,016.00
1/26/2010	412863	WEST ROBERT S	Other Holding Cost		863.26	863.26
1/26/2010	412864	WINEBAR KEITH E	Other Holding Cost		600.00	600.00
1/28/2010	272623	PAREDES JAMES	Dealer Payments (spiffs, rebates, etc.)		3,000.00	3,000.00
1/29/2010	347547	CLARK JAYE	General and Administrative		146.25	146.25
1/29/2010	347548	CRAWFORD INLAND COMPRESSOR	General and Administrative		504.54	504.54
1/29/2010	347549	EMPLOYMENT SOLUTIONS INC	General and Administrative		5,306.13	5,306.13
1/29/2010	347550	ORKIN PEST CONTROL	General and Administrative		180.00	180.00
1/29/2010	347551	PRINCIPAL LIFE INS - COST PLUS LIFE	Other (Taxes, Benefits, etc.)		129.03	129.03
1/29/2010	347552	SUN LIFE FINANCIAL	Other (Taxes, Benefits, etc.)		927.88	927.88
1/29/2010	347553	UPS - UNITED PARCEL SERVICE	General and Administrative		274.66	274.66
1/29/2010	412865	ALEXANDER ELECTRIC INC	Warranty Work		194.46	194.46
1/29/2010	412866	GOFF MURRAY	Other Holding Cost		100.00	100.00
1/29/2010	412867	HUNT MICHAEL L	Other Holding Cost		403.50	403.50
1/29/2010	412868	INDIANA - DMV	Other Holding Cost		121.75	121.75
1/29/2010	412869	INDIANA - DMV	Other Holding Cost		135.75	135.75
1/29/2010	412870	JIMS LAWN SERVICE	Other Holding Cost		250.00	250.00
1/29/2010	412871	TREANGEN MICHELLE LYNN	Other Holding Cost		62.00	62.00
1/29/2010	412872	TRI STATE SECURITY	Other Holding Cost		2,016.00	2,016.00
1/29/2010	412873	WINDSTREAM CORPORATION	Other Holding Cost		191.35	191.35
1/29/2010	412874	YRC INC	Shipping and Handling		155.12	155.12
2/2/2010	347554	AETNA INC - AETNA NA WEST	Other (Taxes, Benefits, etc.)		16,142.23	16,142.23
2/2/2010	347555	FLEETWOOD HOMES, INC	General and Administrative		255.35	255.35
2/2/2010	347556	IRON MOUNTAIN OFF SITE DATA PROTECTION	General and Administrative		2,849.62	2,849.62
2/2/2010	347557	LEAKE & ANDERSSON LLP	General and Administrative		451.50	451.50
2/2/2010	347558	MERRILL COMMUNICATIONS LLC	General and Administrative		980.00	980.00
2/2/2010	347559	SPRINT	General and Administrative		239.67	239.67
2/2/2010	347560	STEWART MARY ANN	General and Administrative		600.00	600.00
2/2/2010	347561	TRI FIRE CONSULTANTS	General and Administrative		1,000.00	1,000.00
2/2/2010	347562	UPS - UNITED PARCEL SERVICE	General and Administrative		89.90	89.90
2/2/2010	412875	BARNWELL SAGE	Other Holding Cost		1,665.00	1,665.00
2/2/2010	412876	CHANEY J T	Other Holding Cost		886.38	886.38
2/2/2010	412877	CHAPMAN ROBERT J	Other Holding Cost		500.00	500.00
2/2/2010	412878	CITY OF WACO WATER DEPT 84 36106-66273	General and Administrative		62.93	62.93
2/2/2010	412879	EASTERLING PLUMBING HEATING	Warranty Work		250.52	250.52
2/2/2010	412880	EDGERTON UTILITIES	Other Holding Cost		2,433.82	2,433.82
2/2/2010	412881	FLEETWOOD RV INC	General and Administrative		5,317.00	5,317.00
2/2/2010	412882	GEORGIA - ALMA CITY	Other Holding Cost		50.00	50.00
2/2/2010	412883	HAMILTON COMPANY	Other Holding Cost		202.23	202.23
2/2/2010	412884	HENNIG HERMAN J	Other Holding Cost		150.00	150.00
2/2/2010	412885	INDIANA - WORKERS COMPENSATION BOARD	Other (Taxes, Benefits, etc.)		4,141.79	4,141.79
2/2/2010	412886	LITTLER MENDELSON PC	General and Administrative		109.50	109.50
2/2/2010	412887	MARTINEZ SEVERO Z	Other Holding Cost		150.00	150.00
2/2/2010	412888	MATRIX ABSENCE MANAGEMENT INC	Other (Taxes, Benefits, etc.)		5,020.00	5,020.00
2/2/2010	412889	PHILLIPS MARION L	Other Holding Cost		848.27	848.27
2/2/2010	412890	SOUTHLAND WASTE	Other Holding Cost		348.21	348.21
2/2/2010	412891	SPRINT	Other Holding Cost		107.03	107.03
2/2/2010	412892	TAMPA ELECTRIC CO	Other Holding Cost		56.77	56.77
2/2/2010	412893	TRANSWASTE SERVICES	Manufacturing Overhead		459.00	459.00
2/2/2010	412894	UPS - UNITED PARCEL SERVICE	Other Holding Cost		104.40	104.40
2/2/2010	412895	WEBSTER JOEY	Other Holding Cost		1,687.50	1,687.50
2/2/2010	412896	WEST ROBERT S	Other Holding Cost		275.00	275.00
2/2/2010	412897	WINEBAR KEITH E	Other Holding Cost		600.00	600.00
2/5/2010	412900	GEORGIA-FLORIDA BURGLAR ALARM CO INC	Other Holding Cost		219.00	219.00
2/5/2010	347563	ATHENS SERVICES	General and Administrative		339.93	339.93
2/5/2010	347564	BUCKETEER MAINTENANCE INC	General and Administrative		2,080.00	2,080.00
2/5/2010	347565	CITY OF RIVERSIDE - CUST SERVICE	General and Administrative		5,277.85	5,277.85
2/5/2010	347566	CON-WAY FREIGHT INC	General and Administrative		189.41	189.41
2/5/2010	347567	EMPLOYMENT SOLUTIONS INC	General and Administrative		3,486.80	3,486.80
2/5/2010	347568	EN POINTE TECHNOLOGIES SALES INC	General and Administrative		100,000.00	100,000.00
2/5/2010	347569	SCHWITZER MAUREEN P	General and Administrative		149.28	149.28

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
2/5/2010	347570	STATE BAR OF CALIFORNIA	General and Administrative		1,230.00	1,230.00
2/5/2010	347571	SUN LIFE FINANCIAL	Other (Taxes, Benefits, etc.)		972.77	972.77
2/5/2010	347572	WIRZ & COMPANY INC	General and Administrative		239.25	239.25
2/5/2010	412898	ALARM CENTER INC	Other Holding Cost		59.54	59.54
2/5/2010	412899	EYE SPY SECURITY	Other Holding Cost		5,125.00	5,125.00
2/5/2010	412901	GOFF MURRAY	Other Holding Cost		100.00	100.00
2/5/2010	412902	HUNT MICHAEL L	Other Holding Cost		300.00	300.00
2/5/2010	412903	LUMBEE RIVER ELECTRIC	Other Holding Cost		2,598.76	2,598.76
2/5/2010	412904	PA HAZARDOUS MATERIAL RESPONSE	Other Holding Cost		500.00	500.00
2/5/2010	412905	PACIFIC POWER	Other Holding Cost		0.46	0.46
2/5/2010	412906	RINECO	Manufacturing Overhead		1,457.70	1,457.70
2/5/2010	412907	ROCK JASON C	Other Holding Cost		600.00	600.00
2/5/2010	412908	STANLEY CONVERGENT SECURITY SOLUTIONS	Other Holding Cost		736.23	736.23
2/5/2010	412909	TRI STATE SECURITY	Other Holding Cost		2,016.00	2,016.00
2/9/2010	347573	ATHENS SERVICES	General and Administrative		339.93	339.93
2/9/2010	347574	BLAKE CASSELS & GRAYDON	General and Administrative		180.27	180.27
2/9/2010	347575	BRYAN CAVE LLP	General and Administrative		680.00	680.00
2/9/2010	347576	SAFESITE INC	General and Administrative		2,244.50	2,244.50
2/9/2010	347577	SMITH JAMES F	General and Administrative		1,742.34	1,742.34
2/9/2010	347578	UHLICK TODD J	General and Administrative		2,311.97	2,311.97
2/9/2010	347579	UPS - UNITED PARCEL SERVICE	General and Administrative		167.79	167.79
2/9/2010	347580	WOLFE SOLUTIONS INC	Professional Fees		6,450.00	6,450.00
2/9/2010	412910	ALMA TELEPHONE COMPANY	Other Holding Cost		416.34	416.34
2/9/2010	412911	BARNWELL SAGE	Other Holding Cost		900.00	900.00
2/9/2010	412912	BROADSPIRE SERVICES INC	Other (Taxes, Benefits, etc.)		4,754.00	4,754.00
2/9/2010	412913	CHAMPION ELECTRIC INC	Other Holding Cost		36,873.00	36,873.00
2/9/2010	412914	CHANEY J T	Other Holding Cost		682.00	682.00
2/9/2010	412915	CHAPMAN ROBERT J	Other Holding Cost		500.00	500.00
2/9/2010	412916	CORVEL ENTERPRISE COMP INC	Other (Taxes, Benefits, etc.)		125.00	125.00
2/9/2010	412917	CVILLE ELECTRIC LIGHT & POWER	Other Holding Cost		205.76	205.76
2/9/2010	412918	FLEETWOOD HOMES, INC	Other Holding Cost		385.40	385.40
2/9/2010	412919	GEORGIA STATE - SALES & USE TAX	Other Holding Cost		581.00	581.00
2/9/2010	412920	HENNIG HERMAN J	Other Holding Cost		150.00	150.00
2/9/2010	412921	INDIANA - DEPT OF ENVIRONMENTAL MGMT	Other Holding Cost		100.00	100.00
2/9/2010	412922	INDIANA AMERICAN WATER CO	Other Holding Cost		307.06	307.06
2/9/2010	412923	MARTINEZ SEVERO Z	Other Holding Cost		150.00	150.00
2/9/2010	412924	OHIO GAS COMPANY	Other Holding Cost		1,172.20	1,172.20
2/9/2010	412925	PENNSYLVANIA POWER & LIGHT COMPANY	Other Holding Cost		2,808.39	2,808.39
2/9/2010	412926	PENNSYLVANIA POWER & LIGHT COMPANY	Other Holding Cost		12.08	12.08
2/9/2010	412927	PHILLIPS MARION L	Other Holding Cost		820.00	820.00
2/9/2010	412928	PUD 1 OF COWLITZ COUNTY	Other Holding Cost		789.58	789.58
2/9/2010	412929	STANTEC CONSULTING CORPORATION	Manufacturing Overhead		2,790.00	2,790.00
2/9/2010	412930	STEPHENS JEREMY BRENT	Manufacturing Overhead		470.42	470.42
2/9/2010	412931	TRICO DISPOSAL INC	Other Holding Cost		522.13	522.13
2/9/2010	412932	VECTREN ENERGY DELIVERY OF INDIANA	Other Holding Cost		7,984.50	7,984.50
2/9/2010	412933	WEBSTER JOEY	Other Holding Cost		810.00	810.00
2/9/2010	412934	WEST ROBERT S	Other Holding Cost		297.50	297.50
2/9/2010	412935	WINEBAR KEITH E	Other Holding Cost		600.00	600.00
2/9/2010	412936	BEST LINE EQUIPMENT	Other Holding Cost		114.38	114.38
2/12/2010	347600	STATISTICAL SURVEYS INC	Selling Expense		5,433.34	5,433.34
2/12/2010	347581	AT&T	General and Administrative		2,270.41	2,270.41
2/12/2010	347582	AT&T	General and Administrative		37,916.07	37,916.07
2/12/2010	347583	AT&T	General and Administrative		31,474.42	31,474.42
2/12/2010	347584	AT&T	General and Administrative		1,490.81	1,490.81
2/12/2010	347585	AT&T	General and Administrative		26,215.20	26,215.20
2/12/2010	347586	AT&T CAPITAL SERVICES INC	General and Administrative		20,612.66	20,612.66
2/12/2010	347587	AT&T MOBILITY	General and Administrative		469.71	469.71
2/12/2010	347588	CON-WAY FREIGHT INC	General and Administrative		220.60	220.60
2/12/2010	347589	COSHO HUMPHREY LLP	General and Administrative		28.50	28.50
2/12/2010	347590	CRADDOCK DAVIS & KRAUSE LLP	General and Administrative		2,320.00	2,320.00
2/12/2010	347591	EMBARQ BOX 660068	General and Administrative		684.91	684.91
2/12/2010	347592	EMPLOYMENT SOLUTIONS INC	Salary		1,687.20	1,687.20
2/12/2010	347593	GERMAN GALLAGHER & MURTAGH	General and Administrative		888.96	888.96
2/12/2010	347594	LAW OFFICES OF LANCE G. GREENE-BANCROFT	General and Administrative		25,000.00	25,000.00
2/12/2010	347595	LEAKE & ANDERSSON LLP	General and Administrative		1,549.28	1,549.28
2/12/2010	347596	MCGILL LEONARD J	General and Administrative		26.00	26.00
2/12/2010	347597	MICHIGAN - DEPARTMENT OF TREASURY	Other (Taxes, Benefits, etc.)		3,000.00	3,000.00
2/12/2010	347598	OTIS ELEVATOR COMPANY	General and Administrative		312.86	312.86
2/12/2010	347599	PROFESSIONAL SERVICE INDUSTRIES IN	General and Administrative		2,600.00	2,600.00
2/12/2010	347601	TALX CORPORATION	General and Administrative		958.50	958.50
2/12/2010	347602	THOMPSON & COLEGATE LLP	General and Administrative		320.06	320.06
2/12/2010	347603	TW TELECOM	General and Administrative		839.14	839.14
2/12/2010	347604	WATKINS & EAGER PLLC	General and Administrative		4,648.89	4,648.89
2/12/2010	347605	WESSAN INTERACTIVE	Selling Expense		512.35	512.35
2/12/2010	412937	ARIZONA CENTER FOR THE BLIND	Other Holding Cost		75.00	75.00
2/12/2010	412938	ARIZONA PUBLIC SERVICE CO	Other Holding Cost		285.82	285.82
2/12/2010	412939	AT&T	Warranty Work		252.78	252.78
2/12/2010	412940	AT&T	General and Administrative		14,041.14	14,041.14
2/12/2010	412941	AT&T	General and Administrative		1,595.09	1,595.09
2/12/2010	412942	AT&T - BOX 105262	Other Holding Cost		57.60	57.60
2/12/2010	412943	AT&T - LOCAL	Other Holding Cost		998.80	998.80
2/12/2010	412944	B-ALERT K-NINE SERVICES	Other Holding Cost		800.00	800.00
2/12/2010	412945	BINSWANGER	Other Holding Cost		2,480.12	2,480.12
2/12/2010	412946	CRADDOCK DAVIS & KRAUSE LLP	General and Administrative		4,031.74	4,031.74

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
2/12/2010	412947	FAMILY CARE CENTER	Other (Taxes, Benefits, etc.)		178.00	178.00
2/12/2010	412948	FLAD INC	Dealer Payments (spiffs, rebates, etc.)		7,155.00	7,155.00
2/12/2010	412949	FLEETWOOD HOMES, INC	Selling Expense		4,500.00	4,500.00
2/12/2010	412950	GOFF MURRAY	Other Holding Cost		100.00	100.00
2/12/2010	412951	HOME CONNECTION THE - D802995	Other Holding Cost		1,800.00	1,800.00
2/12/2010	412952	HUNT MICHAEL L	Other Holding Cost		300.00	300.00
2/12/2010	412953	LOAD INC	Dealer Payments (spiffs, rebates, etc.)		7,558.90	7,558.90
2/12/2010	412954	PMHAD - PHOENIX MOBILE HOMES INC	Dealer Payments (spiffs, rebates, etc.)		7,968.30	7,968.30
2/12/2010	412955	PUD 1 OF COWLITZ COUNTY	Other Holding Cost		12.89	12.89
2/12/2010	412956	SECURE SHREDDING & RECYCLING INC	General and Administrative		1,710.40	1,710.40
2/12/2010	412957	STATE COMPENSATION INSURANCE FUND	Other (Taxes, Benefits, etc.)		3,676.75	3,676.75
2/12/2010	412958	TRI STATE SECURITY	Other Holding Cost		1,296.00	1,296.00
2/12/2010	412959	TXAD INC	Dealer Payments (spiffs, rebates, etc.)		6,594.60	6,594.60
2/12/2010	412960	WALGREENS	Other (Taxes, Benefits, etc.)		199.02	199.02
2/12/2010	412961	WOODLAND CITY OF WA	Other Holding Cost		1,000.00	1,000.00
2/16/2010	347606	COMPUTERSHARE INC	General and Administrative		2,063.79	2,063.79
2/16/2010	347607	MAUREEN SCHWITZER	General and Administrative		2,880.00	2,880.00
2/16/2010	347608	NELSON MULLINS RILEY & SCARBOROUGH LLP	General and Administrative		7,114.50	7,114.50
2/16/2010	347609	SECRETARY OF STATE	General and Administrative		25.00	25.00
2/16/2010	347610	SHRED PROS	General and Administrative		409.00	409.00
2/16/2010	347611	STATE BOARD OF EQUALIZATION	General and Administrative		2,139.00	2,139.00
2/16/2010	347612	STEWART MARY ANN	General and Administrative		180.00	180.00
2/16/2010	347613	UPS - UNITED PARCEL SERVICE	General and Administrative		181.63	181.63
2/16/2010	412962	BRAVO MAINTENANCE	Other Holding Cost		1,727.00	1,727.00
2/16/2010	412963	CHANEY J T	Other Holding Cost		703.99	703.99
2/16/2010	412964	HENNIG HERMAN J	Other Holding Cost		150.00	150.00
2/16/2010	412965	MARTINEZ SEVERO Z	Other Holding Cost		150.00	150.00
2/16/2010	412966	PHILLIPS MARION L	Other Holding Cost		850.00	850.00
2/16/2010	412967	RIVER MILL DATA MANAGEMENT	Other Holding Cost		4,925.00	4,925.00
2/16/2010	412968	ROCK JASON C	Other Holding Cost		1,200.00	1,200.00
2/16/2010	412969	SHRED PROS	Other Holding Cost		794.00	794.00
2/16/2010	412970	SOUTHLAND WASTE	Other Holding Cost		351.30	351.30
2/16/2010	412971	STATE BOARD OF EQUALIZATION	Manufacturing Overhead		400.00	400.00
2/16/2010	412972	STATE BOARD OF EQUALIZATION	Other Holding Cost		2,139.00	2,139.00
2/16/2010	412973	STATE BOARD OF EQUALIZATION	Manufacturing Overhead		998.00	998.00
2/16/2010	412974	WINEBAR KEITH E	Other Holding Cost		700.00	700.00
2/16/2010	412975	HUNTER CONSULTING, INC	Other Holding Cost		12,355.00	12,355.00
2/19/2010	347614	BULLER TRACEY J	General and Administrative		311.14	311.14
2/19/2010	347615	EMPLOYMENT SOLUTIONS INC	Salary		843.60	843.60
2/19/2010	347616	HEWITT ASSOCIATES LLC	General and Administrative		243,325.00	243,325.00
2/19/2010	347617	WELCH WALTER S	General and Administrative		1,828.14	1,828.14
2/19/2010	412976	CAMPING WORLD RV SALES	Warranty Work		706.69	706.69
2/19/2010	412977	ADT SECURITY SERVICES	Other Holding Cost		107.84	107.84
2/19/2010	412978	ARIZONA PUBLIC SERVICE CO	Other Holding Cost		1,182.43	1,182.43
2/19/2010	412979	CHAPMAN ROBERT J	Other Holding Cost		500.00	500.00
2/19/2010	412980	DOUGLAS CITY OF GA - UTILITIES	Other Holding Cost		1,361.10	1,361.10
2/19/2010	412981	GEORGIA POWER	Other Holding Cost		965.34	965.34
2/19/2010	412982	GOFF MURRAY	Other Holding Cost		100.00	100.00
2/19/2010	412983	HAY-BUSH MECHANICAL LLC	Other Holding Cost		1,007.76	1,007.76
2/19/2010	412984	HUNT MICHAEL L	Other Holding Cost		300.00	300.00
2/19/2010	412985	INDIANA AMERICAN WATER CO	Other Holding Cost		112.73	112.73
2/19/2010	412986	LAW OFFICES OF CHRISTOPHER J LOWMAN	General and Administrative		4,427.32	4,427.32
2/19/2010	412987	MUNICIPAL AUTHORITY OF RALPHO TOWNSHIP	Other Holding Cost		328.80	328.80
2/19/2010	412988	PENNSYLVANIA POWER & LIGHT COMPANY	Other Holding Cost		12.00	12.00
2/19/2010	412989	TRANSWASTE SERVICES	Manufacturing Overhead		306.46	306.46
2/19/2010	412990	TRI STATE SECURITY	Other Holding Cost		1,008.00	1,008.00
2/19/2010	412991	UGI CORPORATION	Other Holding Cost		12,430.06	12,430.06
2/19/2010	412992	VERIZON WIRELESS	Other Holding Cost		99.89	99.89
2/19/2010	412993	INDIANA MICHIGAN POWER	Other Holding Cost		46.64	46.64
2/19/2010	412994	TREANGEN MICHELE	Other Holding Cost		4,875.00	4,875.00
1/27/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		77,265.18	77,265.18
2/3/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		5,736.58	5,736.58
2/10/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		66,044.46	66,044.46
2/17/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		22,888.17	22,888.17
1/25/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		6,241.19	6,241.19
2/2/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		2,386.16	2,386.16
2/3/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		386.56	386.56
2/8/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		5,465.60	5,465.60
2/9/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		2,276.10	2,276.10
2/17/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		4,040.40	4,040.40
1/28/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		57,285.20	57,285.20
2/4/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		5,925.68	5,925.68
2/11/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		50,038.60	50,038.60
2/18/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		11,369.20	11,369.20
1/25/2010	28644051	AETNA INC - AETNA NA WEST	Aetna EE - HSA		76.15	76.15
2/12/2010	28903083	AETNA INC - AETNA NA WEST	Aetna EE - HSA		1,908.65	1,908.65
2/16/2010	28925718	AETNA INC - AETNA NA WEST	Aetna EE - HSA		1,000.00	1,000.00
1/25/2010	28644051	AETNA INC - AETNA NA WEST	Aetna ER - HSA		52.90	52.90
2/12/2010	28903083	AETNA INC - AETNA NA WEST	Aetna ER - HSA		313.31	313.31
2/12/2010	28903083	AETNA INC - AETNA NA WEST	Aetna ER - HSA		(401.12)	(401.12)
2/3/2010	ACH	AETNA INC - AETNA NA WEST	Aetna FSA		1,952.35	1,952.35
1/26/2010	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		35,520.09	35,520.09
1/29/2010	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		24,128.27	24,128.27
2/3/2010	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		43,118.88	43,118.88

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
2/3/2010	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		16,384.51	16,384.51
2/5/2010	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		99,919.26	99,919.26
2/10/2010	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		29,593.82	29,593.82
2/12/2010	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		22,818.74	22,818.74
2/10/2010	ACH	AETNA INC - AETNA NA WEST	Aetna Principal		(50.00)	(50.00)
2/12/2010	ACH	STANDARD LIFE ASSURANCE	Benefits		114.77	114.77
2/1/2010	ACH	BANK OF AMERICA	Interest Expense		88,062.19	88,062.19
2/8/2010	28838693	ESSEX REALTY	Brokerage Fee		7,500.00	7,500.00
1/26/2010	ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Fee		422.87	422.87
2/2/2010	ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Fee		25.67	25.67
2/5/2010	ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Fee		219.77	219.77
2/17/2010	ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Fee		63.58	63.58
2/12/2010	28903114	BANK OF AMERICA	Pcard		1,048.77	1,048.77
1/25/2010	28644094	FTI CONSULTING, INC.	Professional Fees		27,228.00	27,228.00
2/1/2010	28747615	GIBSON DUNN & CRUTCHER	Professional Fees		283,250.41	283,250.41
2/1/2010	28747666	PACHULSKI STANG ZIEHL & JONES	Professional Fees		143,001.47	143,001.47
2/1/2010	28747704	GRANT THORNTON	Professional Fees		62,452.30	62,452.30
2/1/2010	28747745	THE ABERNATHY GROUP	Professional Fees		396.00	396.00
2/8/2010	28838636	LATHAM & WATKINS - REVOLVER	Professional Fees		29,189.86	29,189.86
1/25/2010	ACH	BROADSPIRE	Worker’s Compensation		9,642.88	9,642.88
1/28/2010	ACH	BROADSPIRE	Worker’s Compensation		90,090.31	90,090.31
1/29/2010	ACH	BROADSPIRE	Worker’s Compensation		6,154.55	6,154.55
1/29/2010	28724856	SCHAFFER	Worker’s Compensation		406.28	406.28
2/1/2010	ACH	BROADSPIRE	Worker’s Compensation		4,880.11	4,880.11
2/2/2010	ACH	BROADSPIRE	Worker’s Compensation		696.96	696.96
2/2/2010	28763798	MATRIX	Worker’s Compensation		10,205.34	10,205.34
2/3/2010	ACH	BROADSPIRE	Worker’s Compensation		5,240.09	5,240.09
2/4/2010	ACH	BROADSPIRE	Worker’s Compensation		3,020.63	3,020.63
2/5/2010	ACH	BROADSPIRE	Worker’s Compensation		2,617.30	2,617.30
2/5/2010	28819219	SCHAFFER	Worker’s Compensation		17,333.20	17,333.20
2/8/2010	ACH	BROADSPIRE	Worker’s Compensation		1,882.04	1,882.04
2/9/2010	ACH	BROADSPIRE	Worker’s Compensation		1,062.44	1,062.44
2/10/2010	ACH	BROADSPIRE	Worker’s Compensation		1,836.08	1,836.08
2/11/2010	ACH	BROADSPIRE	Worker’s Compensation		1,426.53	1,426.53
2/12/2010	ACH	BROADSPIRE	Worker’s Compensation		3,427.36	3,427.36
2/12/2010	28903042	SCHAFFER	Worker’s Compensation		51,953.16	51,953.16
2/16/2010	ACH	BROADSPIRE	Worker’s Compensation		684.23	684.23
2/17/2010	ACH	BROADPSIRE	Worker’s Compensation		2,651.50	2,651.50
2/18/2010	ACH	BROADSPIRE	Worker’s Compensation		157,331.18	157,331.18
2/18/2010	ACH	BROADSPIRE	Worker’s Compensation		3,482.51	3,482.51
2/19/2010	ACH	BROADSPIRE	Worker’s Compensation		2,481.18	2,481.18
		Prior period adjustment (voids)			(5,497.00)	(5,497.00)

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	2,591,928.65	$2,591,928.65

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	2/21/2010	Balance on Statement:	40,539,670.29

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

		$—

TOTAL DEPOSITS IN TRANSIT			0.00

*This is the total deposits in transit for all entities at 02/21/2010

** Intercompany receipt in transit 2/21/2010

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
9223944	3/17/2009	66.97
9223946	3/17/2009	52.60
8661569	3/19/2009	28,013.59
2152346	3/20/2009	3.89
268010	3/25/2009	681.95
268137	3/27/2009	1,750.00
2785482	3/27/2009	381.97
268263	3/31/2009	6.27
268378	3/31/2009	292.93
268682	4/3/2009	666.00
9224090	4/3/2009	3,560.00
1272865	4/8/2009	500.00
2152422	4/8/2009	89.40
268784	4/9/2009	500.00
1272881	4/9/2009	2,091.07
4265265	4/15/2009	12.00
269058	4/17/2009	1,000.00
1272952	4/17/2009	168.75
9224307	4/17/2009	945.34
4855154	4/20/2009	67.29
2785673	4/24/2009	11,705.00
44104764	5/6/2009	9.90
9224666	5/15/2009	2.76
9224716	5/19/2009	130.00
9224722	5/19/2009	303.94
9224728	5/19/2009	46.87
2152622	5/21/2009	461.10
4789422	5/29/2009	6,340.32
2252896	6/3/2009	54.14
346600	6/5/2009	7.81
742930	6/5/2009	75.00
5548699	6/5/2009	100.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
4789490	6/10/2009	3,830.12
44104948	6/15/2009	161.07
270497	6/19/2009	852.53
2786170	6/26/2009	300.00
346770	6/30/2009	262.00
9225660	7/10/2009	34.43
5548989	7/16/2009	118.72
9225699	7/16/2009	162.85
9225749	7/16/2009	65.22
1990280	7/22/2009	25.00
5549009	7/22/2009	1,083.00
849706	8/3/2009	334.00
1990372	8/5/2009	105.00
1274148	8/6/2009	177.62
347001	8/7/2009	89.40
1990450	8/13/2009	67.60
272116	9/1/2009	300.00
272440	9/25/2009	300.00
347349	11/4/2009	1,724.00
347350	11/4/2009	2,155.00
412601	12/4/2009	25.00
412684	12/21/2009	65.10
412772	1/12/2010	1,000.00
412786	1/15/2010	100.00
412883	2/2/2010	202.23
347563	2/5/2010	339.93
412907	2/5/2010	600.00
347580	2/9/2010	6,450.00
412916	2/9/2010	125.00
412930	2/9/2010	470.42
347592	2/12/2010	1,687.20
347593	2/12/2010	888.96
412945	2/12/2010	2,480.12
412947	2/12/2010	178.00
412950	2/12/2010	100.00
412951	2/12/2010	1,800.00
412957	2/12/2010	3,676.75
412960	2/12/2010	199.02
412961	2/12/2010	1,000.00
347606	2/16/2010	2,063.79
347608	2/16/2010	7,114.50
347609	2/16/2010	25.00
347610	2/16/2010	409.00
347611	2/16/2010	2,139.00
347612	2/16/2010	180.00
347613	2/16/2010	181.63
412963	2/16/2010	703.99
412964	2/16/2010	150.00
412966	2/16/2010	850.00
412967	2/16/2010	4,925.00
412968	2/16/2010	1,200.00
412969	2/16/2010	794.00
412970	2/16/2010	351.30
412971	2/16/2010	400.00
412972	2/16/2010	2,139.00
412973	2/16/2010	998.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
412974	2/16/2010	700.00
347614	2/19/2010	311.14
347615	2/19/2010	843.60
347616	2/19/2010	243,325.00
347617	2/19/2010	1,828.14
412976	2/19/2010	706.69
412977	2/19/2010	107.84
412978	2/19/2010	1,182.43
412979	2/19/2010	500.00
412980	2/19/2010	1,361.10
412981	2/19/2010	965.34
412982	2/19/2010	100.00
412983	2/19/2010	1,007.76
412984	2/19/2010	300.00
412985	2/19/2010	112.73
412986	2/19/2010	4,427.32
412987	2/19/2010	328.80
412988	2/19/2010	12.00
412989	2/19/2010	306.46
412990	2/19/2010	1,008.00
412991	2/19/2010	12,430.06
412992	2/19/2010	99.89
412993	2/19/2010	46.64
412994	2/19/2010	4,875.00

TOTAL OUTSTANDING CHECKS:			395,132.30

Bank statement Adjustments:			0.00
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$40,144,537.99

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

C. (14200 - FHI MAIN CASH COLLECTION ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		(0.00)

4.	RECEIPTS DURING CURRENT PERIOD:		3,553,841.38

5.	BALANCE:		3,553,841.38

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		2,953,841.38

7.	ENDING BALANCE:		600,000.00

8.	Account Number(s):	14200

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
1/25/2010		Transfer to BofA	Paydown revolver loan at BofA	597.25
1/26/2010		Transfer to BofA	Paydown revolver loan at BofA	316,402.75
1/27/2010		Transfer to BofA	Paydown revolver loan at BofA	664,775.00
1/29/2010		Transfer to BofA	Paydown revolver loan at BofA	84,850.00
2/1/2010		Transfer to BofA	Paydown revolver loan at BofA	27,883.58
2/3/2010		Transfer to BofA	Paydown revolver loan at BofA	1,540.66
2/4/2010		Transfer to BofA	Paydown revolver loan at BofA	281,000.00
2/11/2010		Transfer to BofA	Paydown revolver loan at BofA	1,480,000.00
2/16/2010		Transfer to BofA	Paydown revolver loan at BofA	31,327.05
2/17/2010		Transfer to BofA	Paydown revolver loan at BofA	65,450.00
2/18/2010		Transfer to BofA	Paydown revolver loan at BofA	15.09

			TOTAL DISBURSEMENTS THIS PERIOD:	2,953,841.38

I.  CASH RECEIPTS AND DISBURSEMENTS

D. (27063 - FHI MAIN ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		39,168.39

4.	RECEIPTS DURING CURRENT PERIOD:		12,480,401.02

5.	BALANCE:		12,519,569.41

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		12,438,449.68

7.	ENDING BALANCE:		81,119.73

8.	Account Number(s):	27063

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
01/25/09 - 02/21/10		Transfer to 27064	Fund daily wires and controlled disbursements	1,146,000.00
01/25/09 - 02/21/10		Transfer to 62795	Fund manual payroll checks	0.00
01/25/09 - 02/21/10		Transfer to 404875	Transfer funds to FHI Investment account	10,355,864.93
01/25/09 - 02/21/10		ADP	Fund payroll expenses	0.00
01/25/09 - 02/21/10		Misc. Vendors	Fund daily wire transfers for payments to vendors, ACH payments	379,352.52
01/25/09 - 02/21/10		Transfer to Controlled Disbursement 13901	Fund daily controlled disbursement accounts	557,232.23

			TOTAL DISBURSEMENTS THIS PERIOD:	12,438,449.68

I.  CASH RECEIPTS AND DISBURSEMENTS

E. (27064 - FEI MAIN ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		216,864.87

4.	RECEIPTS DURING CURRENT PERIOD:		4,931,210.35

5.	BALANCE:		5,148,075.22

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		5,137,570.78

7.	ENDING BALANCE:		10,504.44

8.	Account Number(s):	27064

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
01/25/09 - 02/21/10		Transfer to 27063	Fund daily wires and controlled disbursements	3,430,864.93
01/25/09 - 02/21/10		Transfer to 62771	Fund manual payroll checks	26,700.00
01/25/09 - 02/21/10		Transfer to 404850	Transfer funds to FEI Investment account	0.00
01/25/09 - 02/21/10		Transfer to 63587	Transfer to Cash Collateral	117,252.05
01/25/09 - 02/21/10		ADP	Fund payroll expenses	296,553.07
01/25/09 - 02/21/10		Misc. Vendors	Fund daily wire transfers for payments to vendors, ACH payments	801,212.76
01/25/09 - 02/21/10		Controlled Disbursement	Clearing checks through controlled disbursement account	464,987.97
01/25/09 - 02/21/10		Transfer to 71799	Transfer funds to escrow account

			TOTAL DISBURSEMENTS THIS PERIOD:	5,137,570.78

I.  CASH RECEIPTS AND DISBURSEMENTS
F. (FLT00-AR  REVOLVER LOAN ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		––

4.	RECEIPTS DURING CURRENT PERIOD:		3,071,093.43

5.	BALANCE:		3,071,093.43

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		3,071,093.43

7.	ENDING BALANCE:		0.00

8.	Account Number(s):	FLT00-AR

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
1/25/2010		Transfer to 27063	Revolver Advance to Main FHI	597.25
1/26/2010		Transfer to 27063	Revolver Advance to Main FHI	316,402.75
1/27/2010		Transfer to 27063	Revolver Advance to Main FHI	664,775.00
1/29/2010		Transfer to 27063	Revolver Advance to Main FHI	84,850.00
2/1/2010		Transfer to 27063	Revolver Advance to Main FHI	27,883.58
2/3/2010		Transfer to 27063	Revolver Advance to Main FHI	1,540.66
2/4/2010		Transfer to 27063	Revolver Advance to Main FHI	281,000.00
2/11/2010		Transfer to 27063	Revolver Advance to Main FHI	1,480,000.00
2/16/2010		Transfer to 27063	Revolver Advance to Main FHI	31,327.05
2/17/2010		Transfer to 27063	Revolver Advance to Main FHI	65,450.00
2/18/2010		Transfer to 27063	Revolver Advance to Main FHI	15.09
2/1/2010		Bank of America	Interest & LC Fee	88,062.19
2/8/2010		Latham Watkins	Legal Fees	29,189.86

			TOTAL DISBURSEMENTS THIS PERIOD:	3,071,093.43

I.  CASH RECEIPTS AND DISBURSEMENTS

G. (63587 - CASH COLLATERAL ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	17,411,657.71

4.	RECEIPTS DURING CURRENT PERIOD:	120,967.41

5.	BALANCE:	17,532,625.12

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	7,052,252.05

7.	ENDING BALANCE:	10,480,373.07

8.	Account Number(s):	63587

	Depository Name & Location:	Bank of America
	675 Anton Blvd., 2nd Floor
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
2/12/2010		Transfer to 27063	Fund wire transfers & controlled disbursements	4,435,000.00
2/1/2010		Transfer to BofA Revolver	Fund wire transfers & controlled disbursements	88,062.19
2/8/2010		Transfer to BofA Revolver	Fund wire transfers & controlled disbursements	29,189.86
2/11/2010		Transfer to BofA Escrow	Restricted Cash	2,500,000.00

			TOTAL DISBURSEMENTS THIS PERIOD:	7,052,252.05

I.  CASH RECEIPTS AND DISBURSEMENTS

H. (404875 - FHI INVESTMENT ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	6,340,621.74

4.	RECEIPTS DURING CURRENT PERIOD:	10,355,932.76

5.	BALANCE:	16,696,554.50

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	1,600,000.00

7.	ENDING BALANCE:	15,096,554.50

8.	Account Number(s):	404875 (249-01122-1-2-GPD)

	Depository Name & Location:	Bank of America Securities
	200 N. College Street, 3rd Floor
	Charlotte, NC 28255

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
1/25/2010		Transfer to 27063	Fund daily wires and disbursements	200,000.00
1/28/2010		Transfer to 27063	Fund daily wires and disbursements	200,000.00
2/1/2010		Transfer to 27063	Fund daily wires and disbursements	750,000.00
2/3/2010		Transfer to 27063	Fund daily wires and disbursements	100,000.00
2/5/2010		Transfer to 27063	Fund daily wires and disbursements	200,000.00
2/8/2010		Transfer to 27063	Fund daily wires and disbursements	150,000.00
		Transfer to 27063	Fund daily wires and disbursements
		Transfer to 27063	Fund daily wires and disbursements

			TOTAL DISBURSEMENTS THIS PERIOD:	1,600,000.00

I.  CASH RECEIPTS AND DISBURSEMENTS

I. (404850 - FEI INVESTMENT ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	3,430,827.33

4.	RECEIPTS DURING CURRENT PERIOD:	37.60

5.	BALANCE:	3,430,864.93

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	3,430,864.93

7.	ENDING BALANCE:	(0.00)

8.	Account Number(s):	404850 (249-01119-1-7-GPD)

	Depository Name & Location:	Bank of America Securities
	200 N. College Street, 3rd Floor
	Charlotte, NC 28255

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
2/10/2010		Transfer to 27064	Fund daily wires and disbursements	3,430,864.93

			TOTAL DISBURSEMENTS THIS PERIOD:	3,430,864.93

I.  CASH RECEIPTS AND DISBURSEMENTS

J. (62771 - FEI PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		11,333.80

4.	RECEIPTS DURING CURRENT PERIOD:		26,700.00

5.	BALANCE:		38,033.80

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		20,796.01

7.	ENDING BALANCE:		17,237.79

8.	Account Number(s):	62771

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
1/25/2010			Manual Payroll Check	6,241.19
2/2/2010			Manual Payroll Check	2,386.16
2/3/2010			Manual Payroll Check	386.56
2/8/2010			Manual Payroll Check	5,465.60
2/9/2010			Manual Payroll Check	2,276.10
2/17/2010	9301473		Manual Payroll Check	361.31
2/17/2010	9301474		Manual Payroll Check	3,679.09

			TOTAL DISBURSEMENTS THIS PERIOD:	20,796.01

I.  CASH RECEIPTS AND DISBURSEMENTS

K. (62795 - FHI PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS

3.	BEGINNING BALANCE:		161.29

4.	RECEIPTS DURING CURRENT PERIOD:		0.00

5.	BALANCE:		161.29

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		161.29

7.	ENDING BALANCE:		0.00

8.	Account Number(s):	62795

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
2/10/2010		Transfer to 27063	Fund daily wires and disbursements	161.29

			TOTAL DISBURSEMENTS THIS PERIOD:	161.29

I.  CASH RECEIPTS AND DISBURSEMENTS

L. PREPAID CREDIT CARD

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		55,654.44

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)		$—

5.	BALANCE:		55,654.44

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:
			0.00

7.	ENDING BALANCE:		$55,654.44

8.	PREPAID Account Number:	61059

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

M. CONTROL DISBURSEMENT ACCOUNT ACCOUNT

1.	TOTAL RECEIPTS PER ALL PRIOR INTERST BEARING OPERATING ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR INTEREST BEARING OPERATING ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		532,869.79

4.	RECEIPTS DURING CURRENT PERIOD:		$—

5.	BALANCE:		532,869.79

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7.	ENDING BALANCE:		$532,869.79

8.	CONTROL DISBURSEMENT Account Number:	61412

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM INTEREST BEARING OPERATING ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

N. UTILITY DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR LOAN SERVICING ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR LOAN SERVICING ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		201,329.53

4.	RECEIPTS DURING CURRENT PERIOD:		0.00

5.	BALANCE:		201,329.53

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		201,329.53

8.	UTILITY Account Number:	61059

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM LOAN SERVICING ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

O. AIP DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)		0.00

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		0.00

8.	Deposit Account Number:	69758

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

P. AIP DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)		0.00

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		0.00

8.	Deposit Account Number:	69550

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
1/14/2010		Transfer to 27063	Fund Security Deposit Refund	100,000.00

		TOTAL DISBURSEMENTS THIS PERIOD:		100,000.00

I.  CASH RECEIPTS AND DISBURSEMENTS

Q. CAVCO DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		669,027.00

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		0.00

5.	BALANCE:		669,027.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		669,027.00

8.	Deposit Account Number:	71799

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

R. ESCROW DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		10,295,000.00

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		2,500,000.00

5.	BALANCE:		12,795,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		12,795,000.00

8.	Deposit Account Number:	N/A

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

S. ESCROW DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		62,991.71

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)		0.00

5.	BALANCE:		62,991.71

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		62,991.71

7.	ENDING BALANCE:		0.00

8.	Deposit Account Number:	71195

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
2/11/2010		Transfer to 27063	Fund daily wires and disbursements	62,991.71

			TOTAL DISBURSEMENTS THIS PERIOD:	62,991.71

II.A.  STATUS OF PAYMENTS TO  LESSORS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Post-Petition payments not made (Number)	Total Due
Alpha Systems	Mfg Equip	Quarterly	0	$751.10
Avaya	Telephone	Monthly	0	—
Axis Capital	Postage Meter	Monthly	1-11	2,399.66
Boise Office Equipment	Office Equipment	Monthly	1	108.09
Central Railroad of Indianapolis	CSX Railroad Siding	Annually	0	—
Cintas Corporation	Uniforms	Monthly	0	—
CIT Technology Financing Services, Inc.	Office Equipment	Monthly	1	106.00
Citrus Park	Property	Monthly	0	—
Contact Office Solutions	Office Equipment	Monthly	0	—
Court Square Leasing	Office Equipment	Monthly	0	—
CTWP Leasing	Office Equipment	Monthly	0	—
DeLage Landen	Forklift	Monthly	0 - 11	31,273.72
DeLage Landen	Office Equipment	Monthly	0 - 11	13,541.09
Dugdale Comm	Telephone	Monthly	3	1,343.85
GE Capital	Forklift	Monthly	11	12,700.80
GE Capital	Office Equipment	Monthly	1	391.07
GE Capital	Trucks	Monthly	0	—
GE Capital	Trucks	Monthly	0-1	1,512.50
GE Fleet Services	Trucks	Monthly	0 - 1	5,984.44
Hasler, Inc.	Postage Meter	Monthly	0	10.53
IKON Office Solutions	Office Equipment	Monthly	1 - 2	607.70
LBM Leasing Services	Office Equipment	Monthly	0	—
Neopost Inc	Postage Meter	Annually	0	2,260.02
Pacific Office Automation	Office Equipment	Monthly	0-1	1,054.00
PENSKE TRUCK LEASING	Trucks	Monthly	0	17,734.62
Pitney Bowes	Postage Meter	Quarterly	0 - 1	1,577.19
PlainsCapital Leasing	Computer	Monthly	4	11,204.18
Robert Weliver	Property	Monthly	2	9,200.00
Rubu, LLC	Property	Monthly	2	2,500.00
Sprint	Telephone	Monthly	0	2,815.25
Trimble (formerly @Road)	GPS Navigation	Monthly	0 - 4	2,576.07
Waco RefresH20	Mfg Equip	Quarterly	0	—
Xerox	Office Equipment	Monthly	0 - 1	12,328.73

				$133,980.61

II.B.  STATUS OF PAYMENTS TO SECURED CREDITORS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
BARCLAYS CAPITAL INC.	14% SENIOR NOTES (A)	QUARTERLY		4
BNP PARIBAS PRIME BROKERAGE, INC.	14% SENIOR NOTES (A)	QUARTERLY		4
BROWN BROTHERS HARRIMAN & CO.	14% SENIOR NOTES (A)	QUARTERLY		4
CREDIT SUISSE SECURITIES (USA) LLC	14% SENIOR NOTES (A)	QUARTERLY		4
FIRST CLEARING CORPORATION, LLC	14% SENIOR NOTES (A)	QUARTERLY		4
GOLDMAN SACHS EXECUTION & CLEARING, LP	14% SENIOR NOTES (A)	QUARTERLY		4
GOLDMAN, SACHS & CO.	14% SENIOR NOTES (A)	QUARTERLY		4
J P MORGAN CHASE BANK, NATIONAL ASSOCIATION	14% SENIOR NOTES (A)	QUARTERLY		4
J.P. MORGAN CLEARING CORP.	14% SENIOR NOTES (A)	QUARTERLY		4
J.P. MORGAN SECURITIES INC.	14% SENIOR NOTES (A)	QUARTERLY		4
JEFFERIES & COMPANY, INC.	14% SENIOR NOTES (A)	QUARTERLY		4
MORGAN STANLEY & CO. INCORPORATED	14% SENIOR NOTES (A)	QUARTERLY		4
SSB - TRUST CUSTODY	14% SENIOR NOTES (A)	QUARTERLY		4
STATE STREET BANK AND TRUST COMPANY	14% SENIOR NOTES (A)	QUARTERLY		4
THE BANK OF NEW YORK MELLON/ MELLON TRUST OF NEW ENGLAND, N.A.	14% SENIOR NOTES (A)	QUARTERLY		4
UNION BANK OF CALIFORNIA, N.A.	14% SENIOR NOTES (A)	QUARTERLY		4
Total Cash Interest Due					$5,040,074.80

BANK OF AMERICA, N.A.	LETTERS OF CREDIT				Contingent

ISIS Lending	REAL ESTATE MORTGAGE				$3,463,843.47

(A) Debtor reserves the right to dispute the characterzation of any secured claims.

TOTAL DUE:	8,503,918.27

II.C.  STATUS OF PAYMENTS TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

Debtor has over 90 executory contracts that are under consideration for rejection. The amounts due are contingent on upon some future event or activity.

				TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

1/25/2010-2/21/2010
Gross Sales Subject to Sales Tax:	0.00
Total Wages Paid:	305,029.44

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	—	—
State Withholding	—	—
FICA- Employer’s Share	—	—
FICA- Employee’s Share	—	—
Medicare - Employer’s	—	—
Medicare - Employee’s	—	—
SUI/SDI - Employer’s	—	—
SUI/SDI - Employee’s	—	—
Federal Unemployment	—	—
Sales and Use	—	—
Real Property	—	—
Other:		—
TOTAL:	—	—

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	$22,441.50
31 - 60 days	7,532.58
61 - 90 days	55,228.97		—
91 - 120 days	3,561.25
Over 120 days		5,683,604.97	1,721,102.40
TOTAL:	88,764.30	5,683,604.97	1,721,102.40

V. INSURANCE COVERAGE

Description of Coverage	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
Auto Liability	Philadelphia Insurance Group	$1,000,000	11/1/2010	11/1/2010
Cargo	Fireman’s Fund	$500,000	Until Cancelled	Cancelled
Corp. Counsel	AIG (American International Specialty)	$5,000,000	7/1/2010	7/1/2010
D&O	Chubb	$10,000,000	1/19/2010	5/1/2010
D&O	AIG (National Union Fire Insurance Company)	$10,000,000	1/19/2010	5/1/2010
D&O	Allied World Assurance	$10,000,000	Not Renewed
D&O	Beazley Insurance Company Ltd.	$10,000,000	Not Renewed
D&O	AIG CAT Excess (AIG Excess Liab Ins Co LTD))	$10,000,000	Not Renewed
D&O	AIG (National Union Fire Insurance Company)	$10,000,000	Not Renewed
Environmental	AIG (American International Specialty Lines)	$10,000,000	11/1/2010	11/1/2010
Excess Liability	Great American Insurance Company	$5,000,000	11/1/2010	11/1/2010
Excess Liability	AIG Excess Liability Ins Co LTD	$25,000,000	Not Renewed
Fidelity	Zurich American Insurance	$10,000,000	7/1/2010	7/1/2010
Fiduciary	Chubb Insurance Group	$15,000,000	7/1/2010	7/1/2010
Fiduciary Excess	National Union	$5,000,000	7/1/2010	7/1/2010
General Liability	AIG (American International Specialty Lines)	$1,000,000	11/1/2010	11/1/2010
K&R	The Liberty Mutual Group	$5,000,000	1/19/2011	1/19/2011
Non-Subscriber	Lexington Insurance Company	$2,000,000	Not Renewed
Non-Subscriber	Lexington Insurance Company	$1,000,000	Not Renewed
Notary E&O	Western Surety Company	$30,000	5/4/2009	5/4/2010
Products	Gibraltar
Property	National Union Fire Insurance Company	$200,000,000	4/30/2010	4/30/2010
Property	National Union Fire Insurance Company	$100,000,000	4/30/2010	4/30/2010
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$4,500,000	Not Renewed
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$50,000,000	Not Renewed
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$25,000,000	Not Renewed
WC	Ins. Co. State of PA (Deductible)	Statutory	Not Renewed
WC	Hartford (Guaranteed Cost)	Statutory	Not Renewed
WC	State Compensation Insurance Fund	Statutory	1/1/2010	3/31/2010
WC (Excess)	Midwest Employers Casualty Co.	Statutory	Not Renewed
WC (Excess)	Gibraltar	Statutory	Not Renewed

VI.  UNITED STATES TRUSTEE QUARTERLY FEES

(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
Qtr1, March 2009	$—	$14,625.00	05/19/09	$14,625.00	—
Qtr 2, June 2009	84,090,881.65	151,550.00	07/21/09	151,550.00	—
Qtr 3, September 2009	68,425,442.33	133,675.00	10/27/09	133,675.00	—
Qtr 4, December 2009	18,783,986.44	52,975.00	01/19/10	52,975.00	—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
		352,825.00		352,825.00	—

* Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court.  Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Elden L. Smith	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$5,000.00
Andrew Griffiths	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$38,750.00
Leonard J. McGill	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$32,500.00
Michael B. Shearin	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$25,725.00
James E. Smith	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$23,333.34

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
James Smith		Travel Expenses	1,742.34

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

X. BALANCE SHEET

(Amounts in thousands)

	February 21, 2010	Mar 09, 2009

ASSETS
Cash and cash equivalents	16,609	23,986
Restricted Cash	24,734	650
Market investments	20,507	17,563
Receivables	4,740	33,994
Inventories	87	90,983
Deferred taxes	—	—
Assets of discontinued operations	—	—
Performance bond deposits	14,871
Other current assets	1,351	13,561
Total Current Assets	82,899	180,737

Property, plant and equipment, net	54,171	130,044
Deferred taxes	—	—
Cash value of company-owned life insurance (COLI)	—	4,016
Investments in subsidiary (CTPS)	8,892	8,892
CSV of life insurance policies (Split Dollar)	6,153	6,422
Other Assets	3,120	16,402
TOTAL ASSETS	$155,235	$346,514

POST PETITION LIABILITIES
Accounts payable	87
Employee compensation and benefits	—
Product warranty reserve	—
Insurance reserves	—
Accrued Interest	13,231
Liabilities of discontinued operations	—
Short-term borrowings	2,780
Other current liabilities	—
Deferred compensation and retirement benefits	—
5% convertible senior subordinated debentures	—
6% convertible subordinated debentures	—
14% Senior Note	13,899
Other long-term borrowings	(6)
Other non-current liabilities	(84)
TOTAL POST PRETITION LIABILITIES	29,907

PRE PETITION LIABILITIES
Accounts payable	10,201	10,036
Employee compensation and benefits	4,484	20,207
Product warranty reserve	4,757	35,473
Insurance reserves	17,871	39,837
Accrued Interest	13,745	13,745
Liabilities of discontinued operations	—	—
Short-term borrowings	311	311
Other current liabilities	16,575	25,584
Deferred compensation and retirement benefits	8,955	9,076
5% convertible senior subordinated debentures	1,069	1,069
6% convertible subordinated debentures	160,142	160,142
14% Senior Note	61,848	61,848
Other long-term borrowings	23,731	27,731
Other non-current liabilities	—	12,894
TOTAL PRE PRETITION LIABILITIES	323,689	417,953

TOTAL LIABILITIES	353,596

COMMITMENTS AND CONTINGENCIES
Shareholders equity:
Preferred stock, $1 par value, authorized 10,000,000 shares, non outstanding	—	—
Common stock, $.01 par value, authorized 300,000,000 shares, outstanding 209.320.000 at January 25, 2009 amd 64,257,000 at April 27, 2008	2,080	2,092
Additional paid-in capital	623,634	623,279
Accumulated deficit	(822,843)	(695,389)
Accumulated other comprehensive loss	(1,232)	(1,422)
	(198,361)	(71,439)

TOTAL LIABILITIES AND SHARESHOLDERS’ EQUITY	$155,235	$346,514

Note 2:	Restricted cash includes amounts that are currently held as collateral for undrawn lines of credit or are restricted under the terms of an applicable order of the bankruptcy court.

Note 3:	Not reflected on the balance sheet are $16.6 million of letters of credit mainly to support the workers’ compensation self-insured exposure.

X. INCOME STATEMENT

(ACCRUAL BASIS ONLY)

	Actual FY10	Actual FY10
	Jan	Feb

SALES
Gross sales	—	—
Intercompany sales	—	—
Sales discounts and allowances	—	—
NET SALES	369	—

COST OF GOODS SOLD
Beginning Inventory at cost	—	—
Purchases	—	—
Material Adjustments / Sold Inventories	(201,542)	—	(A)
Less: Ending Inventory at cost	—	—
TOTAL MATERIALS COST	(201,542)	—

OPERATING EXPENSES
Payroll - Insiders	125,308	125,308
Payroll - Other Employees	267,389	116,542
Payroll Taxes	29,399	34,843
Other Taxes (Itemize)	—	—
Depreciation and Amortization	—	—
Rent Expense - Real Property	7,500	7,500
Lease Expense - Personal Property	3,378	34,237
Insurance	(138,222)	98,534
Real Property Taxes	(80,497)	1,373
Telephone and Utilities	49,496	72,355
Repairs and Maintenance	163,427	31,968
Travel and Entertainment (Itemized - Attachment)	1,183	3,793
Miscellaneous Operating Expenses (Itemized - See Attachment)	(942,781)	2,200,731
TOTAL OPERATING EXPENSES	(514,421)	2,727,182

INCOME/(LOSS) FROM OPERATIONS	566,686	(2,727,182)

NON-OPERATING INCOME
Interest Income	742	—
Interest Income - Intercompany	—	—
Interest Income - Common Securities	44,459	44,459
Interest Income - Taxable	10,610	3,772
Investment Income - Management Fees	24,049	6,764
TOTAL NON-OPERATING INCOME	79,860	54,995

NON-OPERATING EXPENSES
Long Term Interest Expense - Senior Note	1,586,100	1,586,100
Long Term Interest Expense	255,969	255,890
Long Term Interest Expense - B of A	127,057	24,876
Long Term Interest Expense - CTPS	835,687	835,687
Long Term Interest Expense - Miscellaneous	—	—
TOTAL NON-OPERATING EXPENSES	2,804,813	2,702,553

OTHER (ITEMIZE - SEE ATTACHMENT)	—	—

TAXES	—	—

NET INCOME (LOSS)	(2,158,267)	(5,374,740)

(A)  Sale of materials at idle plants.

MISCELLANEOUS - OTHER SCHEDULE

	Actual FY10	Actual FY10
	Jan	Feb

TOTAL OPERATING EXPENSES	(514,421)	2,727,182

DIRECT LABOR - OTHER	—	—

5301 LABOR OVERHEAD	—	—

5320 SUPPLIES & SERVICE-VARIABL	5,535	9,723

5360 OTHER MANUF COSTS-VARIABLE	400	400

5390 APPLIED MFG OHD-VARIABLE	—	—

5500 + 5600 SHIPPING, HANDLING, INSTALLATION	1,046	(17,680)

ADVERTISING	—	512

REPURCHASE COSTS	973,551	(401,099)

OFFICE EXPENSES	89,825	96,470

6600 WARRANTY & SERVICE EXPENSES	6,546	(134,380)

7211.XXX MATERIAL	—	—

8360 OUTSIDE CONSULTING	3,830,295	944,478

8448.XXX AUDIT FEES	9,829	25,000

LEGAL EXPENSES	15,575	18,368

PUBLIC COMPANY EXPENSES	—	2,064

8590.XXX GAIN/LOSS-CURRENCY	(11,965)	(17,686)

8625.XXX GAIN/LOSS SALE-FXD ASSET	(5,467,734)	1,408,422	(A)

INSURANCE - CHANGE IN CSV	256,114	115,664

8870 IDLE FACIL-OTHER-FIXED	—	—

OTHER’ OPERATING EXPENSES (ITEMIZED ABOVE)	5,176,751	2,050,256

MISCELLANEOUS OPERATING EXPENSES (NOT ITEMIZED)	(6,119,531)	(64,090)

TOTAL ‘OTHER’ OPERATING EXPENSES	(942,781)	2,200,731

(A)  Reversal of deferred profit in January related to the sale/leaseback of the corporate building.

TRAVEL SCHEDULE

	Actual FY10	Actual FY10
	Jan	Feb

5535.011 WH TRAVESL SERV MNGR FSS	$—	$—
6452 RELOC-TRAVEL TO NEW LOC	—	—
6461 TRAVEL AIRLINE	—	—
6462 TRAVEL RENTAL CARS	—	—
6463 TRAVEL LODGING	—	—
6464 TRAVEL MEAL/PER DIEM	—	—
6465 TRAVEL PERSONAL CAR	—	—
6466 TRAVEL - ENTERTAINMENT	—	—
6467 TRAVEL OTHER	—	—
6617.414 TRAVEL TRAILERS	—	—
6852 SVC-RELOC-TVL TO NEW LOC	—	—
6861 SVC-AIRLINE TRAVEL	—	—
6862 SVC-TRAVEL-RENTAL CARS	—	—
6863 SVC-TRAVEL LODGING	—	—
6864 SVC-TRAVEL-MEAL/PERDIEM	—	—
6865 SVC-TRAVEL PERSONAL CAR	—	—
6866 SVC-TRAVEL-ENTERTIANMENT	—	—
6867 SVC-TRAVEL OTHER	—	—
7652 RELOC-TRAVEL NEW LOCAT	—	—
7653 RELOC-PRE-MOVE TRAVEL	—	—
7681 TRAVEL-AIRLINES	—	—
7682 TRAVEL-RENTAL CARS	—	—
7683 TRAVEL-LODGING	—	—
7684 TRAVEL-MEAL & PER DIEM	—	—
7685 TRAVEL-PERSONAL AUTO	—	—
7686 TRAVEL-ENTERTAINMENT	—	—
7687 TRAVEL-OTHER	—	—
7693.XXX TRAIN & EDUC-TRAVEL	—	—
8343 TRAINING & EDUCATION-TRAVEL	—	—
8352 RELOC-TRAVEL NEW LOCAT	—	—
8353 RELOC-PRE-MOVE TRAVEL	—	—
8380 TRAVEL & ENTERTAIN-FIXED	1,183	3,793
8426.63130 TRAVEL	—	—
8426.63131 TRAVEL - MEALS	—	—
8426.63132 TRAVEL- BUSINESS ENTERTAINMENT	—	—
8552.102 DIRECTORS TRAVEL	—	—
8686 TRAVEL & ENTERTAINMENT	—	—

TOTAL TRAVEL AND ENTERTAINMENT	$1,183	$3,793

XI. QUESTIONNAIRE

			No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:		☒	☐

			No	Yes
2.

Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:

			☒	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization:

The joint plan of liquidation of Fleetwood Enterprises, Inc. and the affiliated debtors and official committee of unsecured creditors was filed on March 3, 2010.  Please take notice that a hearing will commence on April 14, 2010 at 2:30 p.m. prevailing Pacific Time before the Honorable Meredith A. Jury, United States Bankruptcy Judge, in the United States Bankruptcy Court for the Central District of California, 3420 Twelfth Street Courtroom 301, Riverside, California 92501 to consider the Debtors’ Motion for Order (I) Approving Disclosure Statement; (II) Approving Solicitation Procedures, Forms of Ballots, Manner of Notice, and Vote Tabulation Procedures; (III) Establishing Voting Record Date and Deadline for Receipt of Ballots; and (IV) Fixing Date, Time and Place for Confirmation Hearing and Deadline to File Objections to Confirmation; Memorandum of Points and Authorities.

4.	Describe potential future developments which may have a significant impact on the case:
None

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None

			No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.		☒	☐

I declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

	Principal for Debtor-in-Possession:	/s/ James F. Smith, VP-Controller

	Date:	3/22/10